MERCER FUNDS

SUPPLEMENT TO

THE CLASS S SHARES AND CLASS Y SHARES PROSPECTUSES

DATED JULY 31, 2013 AS SUPPLEMENTED AUGUST 15, 2013, OCTOBER 29, 2013

AND NOVEMBER 13, 2013

The date of this Supplement is November 14, 2013.

The following changes have been made to the prospectuses of the Class S shares (the “Class S Shares Prospectus”) and of the Class Y-1, Y-2, and Y-3 shares (the “Class Y Shares Prospectus”) of Mercer Funds:

1.	In the section entitled “Who Manages the Fund” on pages 108 and 109 of the Class S Shares Prospectus and page 109-110 of the Class Y Shares Prospectus, the following paragraph replaces similar language:

The Advisor manages the Funds based on the philosophy and belief that portfolios which are appropriately constructed with combinations of quality, asset-class specialist investment managers can generally be expected to provide consistent, above-average performance over time. Stan Mavromates, Larry Vasquez, CFA, and Manny Weiss, CFA, are responsible for establishing the Funds’ overall investment strategies and evaluating and monitoring the subadvisors managing the Funds. Mr. Mavromates has served as Vice President and Chief Investment Officer of the Advisor since 2012. From 2005 to 2012, Mr. Mavromates was the Chief Investment Officer of the Massachusetts Pension Reserves Investment Board. Mr. Vasquez has been a portfolio manager of the Advisor since 2012. From 2009 to 2012, Mr. Vasquez was a portfolio manager at UBS Global Asset Management, Inc. Prior to 2009, he was a portfolio manager at SEI Investments. Mr. Weiss has been a portfolio manager with the Advisor since January 2009. Prior to that, Mr. Weiss held various positions with 2100 Capital Group LLC from 2005 to 2007.

MERCER FUNDS

SUPPLEMENT TO

THE STATEMENT OF ADDITIONAL INFORMATION

DATED JULY 31, 2013, AS SUPPLEMENTED

AUGUST 15, 2013, OCTOBER 29, 2013 AND NOVEMBER 13, 2013

The date of this Supplement is November 14, 2013.

The following changes have been made to the Statement of Additional Information of the Mercer Funds:

In the section entitled “Management of the Trust,” on page 35, the information related to Wil Berglund is deleted in its entirety.